Exhibit 99.2

Investor Contact	This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.
Helen M. Wilson
Phone: (441) 299-9283
Fax: (441) 292-8675 email: investorrelations@acegroup.com	Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect ACE’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, the tables on page 10 include hypothetical future performance estimates based on estimates of future levels of the S&P 500 index and 10-Year Treasury yields, and the numbers and estimates in that table will necessarily vary based on future events and circumstances. Our forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	2
	- Summary Consolidated Balance Sheets	3
	- Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business	4 - 5

III.	Segment Results
	- Insurance - North American	6
	- Insurance - Overseas General	7
	- Global Reinsurance	8
	- Life	9
	- Variable Annuity Reinsurance Lines	10

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	11
	- Reinsurance Recoverable Analysis	12
	- Investment Portfolio	13 - 19
	- Net Realized and Unrealized Gains (Losses)	20
	- Capital Structure	21
	- Computation of Basic and Diluted Earnings Per Share	22

V.	Other Disclosures
	- Non-GAAP Financial Measures	23
	- Book Value and Book Value per Common Share	24
	- Glossary	25

ACE Limited Consolidated Financial Highlights (in millions of U.S. dollars, except share, per share data, and ratios) (Unaudited)

			% Change		% Change			% Change		% Change
	Three months ended September 30		3Q-11 vs.	Constant $	3Q-11 vs.	Nine months ended September 30		YTD-11 vs.	Constant $	YTD-11 vs.
	2011	2010	3Q-10	2010 (2)	3Q-10 (2)	2011	2010	YTD-10	2010 (2)	YTD-10 (2)
Gross premiums written	$5,900	$5,002	18%	$5,159	14%	$15,967	$14,946	7%	$15,274	5%
Net premiums written	$4,343	$3,295	32%	$3,424	27%	$11,742	$10,286	14%	$10,545	11%
Net premiums earned	$4,490	$3,422	31%	$3,559	26%	$11,556	$9,932	16%	$10,220	13%
Net investment income	$564	$516	9%			$1,677	$1,538	9%
Net income (loss)	$(31)	$675	-105%			$835	$2,107	-60%
Income excluding net realized gains (losses) (1)	$759	$688	10%			$1,713	$1,955	-12%
Comprehensive income (loss)	$(181)	$1,491	-112%			$1,080	$3,394	-68%
Operating cash flow	$935	$1,084				$2,998	$2,775

P&C combined ratio
Loss and loss expense ratio	64.7%	58.2%				66.6%	59.6%
Underwriting and administrative expense ratio	25.6%	30.2%				28.6%	30.6%

Combined ratio	90.3%	88.4%				95.2%	90.2%

Annualized ROE *	13.6%	13.4%				10.4%	13.1%
Annualized ROE on net income	-0.5%	12.2%				4.8%	13.2%

Effective tax rate on income excluding net realized gains (losses)	17.6%	18.7%				18.0%	16.9%

Diluted earnings per share
Income excluding net realized gains (losses) (1)	$2.22	$2.01	10%			$5.02	$5.73	-12%
Net income (loss) (3)	$(0.09)	$1.97	-105%			$2.45	$6.18	-60%

Book value per common share						$70.60	$67.34	5%
Tangible book value per common share						$56.28	$55.83	1%

Weighted average basic common shares outstanding	338.4	340.2				338.1	339.5
Weighted average diluted common shares outstanding	340.9	341.9				340.9	340.8

Debt/total capitalization	16.1%	12.5%

(1)	See Non-GAAP Financial Measures.
(2)	Prior periods on a constant dollar basis.
(3)	For the three months ended September 30, 2011, weighted-average basic common shares outstanding were used to calculate net loss per share.
*	Calculated using income excluding net realized gains (losses) divided by average shareholders’ equity for the period excluding unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity. To annualize a quarterly rate, multiply by four.

Financial Highlights	Page 1

ACE Limited Consolidated Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	3Q-11	3Q-11	3Q-11	3Q-11	3Q-11	3Q-11	3Q-11	3Q-11
	3Q-11	2Q-11	1Q-11	4Q-10	3Q-10	YTD 2011	YTD 2010	Full Year 2010
Consolidated Results Excluding Life Segment
Gross premiums written	$5,431	$4,949	$4,228	$4,152	$4,624	$14,608	$13,780	$17,932
Net premiums written	3,889	3,494	3,037	3,015	2,922	10,420	9,137	12,152
Net premiums earned	4,042	3,305	2,910	3,184	3,036	10,257	8,778	11,962
Losses and loss expenses	2,615	2,079	2,135	1,854	1,768	6,829	5,229	7,083
Policy benefits	—	—	—	—	—	—	4	4
Policy acquisition costs	596	538	494	575	542	1,628	1,505	2,080
Administrative expenses	440	443	426	445	374	1,309	1,185	1,630

Underwriting income (loss) excluding Life segment	391	245	(145)	310	352	491	855	1,165

Life underwriting income excluding investment income and losses from separate account assets (1)	88	59	51	59	50	198	149	208
Net investment income	564	569	544	532	516	1,677	1,538	2,070
Net realized gains (losses)	(760)	(73)	(45)	305	(50)	(878)	127	432
Interest expense	62	62	63	62	58	187	162	224
Other income (expense): (1)
Losses from separate account assets	(39)	—	—	—	—	(39)	—	—
Other	(48)	(9)	14	(10)	25	(43)	26	16
Income tax expense	165	122	97	133	160	384	426	559

Net income (loss)	(31)	607	259	1,001	675	835	2,107	3,108

Net realized gains (losses)	(760)	(73)	(45)	305	(50)	(878)	127	432
Net realized gains (losses) in other income (expense) (2)	(28)	2	34	17	39	8	52	69
Tax expense (benefit) on net realized gains (losses)	2	8	(2)	23	2	8	27	50

Income excluding net realized gains (losses) (3)	$759	$686	$268	$702	$688	$1,713	$1,955	$2,657

% Change versus prior year period (4)
Net premiums written	33%	15%	-5%	3%	5%	14%	3%	3%
Net premiums earned	33%	16%	0%	6%	0%	17%	0%	1%

Net premiums written constant $	28%	11%	-5%	4%	5%	11%	1%	1%
Net premiums earned constant $	28%	12%	0%	6%	1%	13%	-2%	0%

Other ratios
Net premiums written/gross premiums written	72%	71%	72%	73%	63%	71%	66%	68%
Effective tax rate on income excluding net realized gains (losses)	17.6%	14.3%	27.0%	13.5%	18.7%	18.0%	16.9%	16.1%

P&C combined ratio (4)
Loss and loss expense ratio	64.7%	62.9%	73.4%	58.2%	58.2%	66.6%	59.6%	59.2%
Policy acquisition cost ratio	14.8%	16.3%	16.9%	18.1%	17.9%	15.9%	17.1%	17.4%
Administrative expense ratio	10.8%	13.4%	14.7%	14.0%	12.3%	12.7%	13.5%	13.6%

Combined ratio	90.3%	92.6%	105.0%	90.3%	88.4%	95.2%	90.2%	90.2%

P&C expense ratio	25.6%	29.7%	31.6%	32.1%	30.2%	28.6%	30.6%	31.0%
P&C expense ratio excluding A&H	21.0%	25.1%	27.3%	28.2%	25.7%	24.1%	26.3%	26.8%

	3Q-11	3Q-11	3Q-11	3Q-11	3Q-11	3Q-11	3Q-11	3Q-11
Large losses and other items (before tax) (4)
Reinstatement premiums (expensed) collected	$26	$8	$(74)	$1	$(6)	$(40)	$(36)	$(35)
Catastrophe losses	$147	$142	$415	$51	$91	$704	$315	$366
Prior period development - unfavorable (favorable) (5)	$(194)	$(146)	$(93)	$(57)	$(201)	$(433)	$(446)	$(503)
Loss and loss expense ratio excluding catastrophe losses and prior period development (5)	66.5%	63.2%	60.8%	58.5%	61.7%	63.8%	61.4%	60.6%

(1)	Losses from separate account assets that do not qualify for separate account reporting under GAAP are reclassified from Other income (expense) for purposes of presenting Life underwriting income.
(2)	Net realized investment and derivative losses related to unconsolidated entities.
(3)	See Non-GAAP Financial Measures.
(4)	Presented excluding the Life segment. This is a non-GAAP measure.
(5)	For Q3 2011, favorable prior period development is net of $26 million of net earned premium adjustments on loss sensitive policies.

Consolidated Results	Page 2

ACE Limited Summary Consolidated Balance Sheets (in millions of U.S. dollars, except per share data)

	September 30 2011	June 30 2011	March 31 2011	December 31 2010
	(Unaudited)	(Unaudited)	(Unaudited)	(Audited)
Assets
Fixed maturities available for sale, at fair value	$41,577	$41,038	$38,718	$37,539
Fixed maturities held to maturity, at amortized cost	8,731	9,033	9,270	9,501
Equity securities, at fair value	621	582	537	692
Short-term investments, at fair value	2,376	2,380	2,375	1,983
Other investments	2,194	2,156	1,839	1,692

Total investments	55,499	55,189	52,739	51,407

Cash	766	833	1,115	772
Securities lending collateral	1,269	1,593	1,326	1,495
Insurance and reinsurance balances receivable	5,403	4,923	4,102	4,233
Reinsurance recoverable on losses and loss expenses	12,837	13,375	13,749	12,871
Deferred policy acquisition costs	1,792	1,821	1,725	1,641
Value of business acquired	757	796	745	634
Prepaid reinsurance premiums	1,582	1,711	1,540	1,511
Goodwill and other intangible assets	4,817	4,858	4,729	4,664
Deferred tax assets	623	586	703	769
Investments in partially owned insurance companies	371	353	348	360
Other assets	3,004	3,216	3,399	2,998

Total assets	$88,720	$89,254	$86,220	$83,355

Liabilities
Unpaid losses and loss expenses	$38,476	$38,951	$38,843	$37,391
Unearned premiums	6,594	6,913	6,533	6,330
Future policy benefits	4,376	4,384	3,480	3,106
Insurance and reinsurance balances payable	3,492	3,785	3,277	3,282
Securities lending payable	1,290	1,610	1,346	1,518
Payable for securities purchased	362	418	613	292
Accounts payable, accrued expenses, and other liabilities	5,461	4,011	3,684	3,495
Short-term debt	1,250	1,400	1,401	1,300
Long-term debt	3,360	3,360	3,358	3,358
Trust preferred securities	309	309	309	309

Total liabilities	64,970	65,141	62,844	60,381

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	21,911	22,124	21,594	21,380
Accumulated other comprehensive income (AOCI)	1,839	1,989	1,782	1,594

Total shareholders’ equity	23,750	24,113	23,376	22,974

Total liabilities and shareholders’ equity	$88,720	$89,254	$86,220	$83,355

Book value per common share (1)	$70.60	$71.36	$69.33	$68.59
% change over prior quarter	-1%	3%	1%	2%
Tangible book value per common share (1)	$56.28	$56.98	$55.31	$54.66
% change over prior quarter	-1%	3%	1%	-2%

(1)	See Non-GAAP Financial Measures.

Consol Bal Sheet	Page 3

ACE Limited Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	3Q-11	% of Total Consolidated	3Q-10	% of Total Consolidated	% Change 3Q-11 vs. 3Q-10	YTD 2011	% of Total Consolidated	YTD 2010	% of Total Consolidated	% Change YTD-11 vs. YTD-10
Net premiums written
Property and all other	$1,981	46%	$953	29%	108%	$4,664	40%	$3,099	30%	51%
Casualty	1,270	29%	1,420	43%	-11%	3,817	32%	4,324	42%	-12%

Subtotal	3,251	75%	2,373	72%	37%	8,481	72%	7,423	72%	14%
Personal accident (A&H) (1)	883	20%	792	24%	11%	2,681	23%	2,470	24%	9%
Life (2)	209	5%	130	4%	61%	580	5%	393	4%	48%

Total consolidated	$4,343	100%	$3,295	100%	32%	$11,742	100%	$10,286	100%	14%

Net premiums earned
Property and all other	$2,075	46%	$1,056	31%	96%	$4,301	37%	$2,871	29%	50%
Casualty	1,304	29%	1,399	41%	-7%	4,036	35%	4,206	42%	-4%

Subtotal	3,379	75%	2,455	72%	38%	8,337	72%	7,077	71%	18%
Personal accident (A&H) (1)	913	21%	833	24%	10%	2,669	23%	2,470	25%	8%
Life (2)	198	4%	134	4%	48%	550	5%	385	4%	43%

Total consolidated	$4,490	100%	$3,422	100%	31%	$11,556	100%	$9,932	100%	16%

Income excluding net realized gains (losses)
Property, casualty, and all other	$596	79%	$548	80%	9%	$1,226	71%	$1,542	79%	-20%
Personal accident (A&H) (1)	115	15%	105	15%	10%	352	21%	306	16%	15%
Life (2)	48	6%	35	5%	37%	135	8%	107	5%	26%

Total consolidated	$759	100%	$688	100%	10%	$1,713	100%	$1,955	100%	-12%

(1)	Consolidated A&H includes Combined Insurance which is reported in the Insurance - Overseas General and Life segments.
(2)	Excludes the North America A&H business from Combined Insurance which is included in the Life segment.

Line of Business	Page 4

ACE Limited Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business, Adjusted for Foreign Exchange (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated Constant Dollar

	3Q-11	Constant $ 3Q-10 (3)	Constant $ % Change 3Q-11 vs. 3Q-10 (3)	YTD 2011	Constant $ YTD 2010 (3)	Constant $ % Change YTD-11 vs. YTD-10 (3)
Net premiums written
Property, casualty, and all other	$3,251	$2,443	33%	$8,481	$7,551	12%
Personal accident (A&H) (1)	883	848	4%	2,681	2,593	3%
Life (2)	209	133	57%	580	400	45%

Total consolidated	$4,343	$3,424	27%	$11,742	$10,544	11%

Net premiums earned
Property, casualty, and all other	$3,379	$2,529	34%	$8,337	$7,227	15%
Personal accident (A&H) (1)	913	893	2%	2,669	2,600	3%
Life (2)	198	137	45%	550	393	40%

Total consolidated	$4,490	$3,559	26%	$11,556	$10,220	13%

Income excluding net realized gains (losses)
Property, casualty, and all other	$596	$563	6%	$1,226	$1,563	-22%
Personal accident (A&H) (1)	115	113	2%	352	321	10%
Life (2)	48	35	37%	135	107	26%

Total consolidated	$759	$711	7%	$1,713	$1,991	-14%

(1)	Consolidated A&H includes Combined Insurance which is reported in the Insurance - Overseas General and Life segments.
(2)	Excludes the North America A&H business from Combined Insurance which is included in the Life segment.
(3)	Prior periods on a constant dollar basis.

Line of Business 2	Page 5

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - North American

	3Q-11	2Q-11	1Q-11	4Q-10	3Q-10	YTD 2011	YTD 2010	Full Year 2010
Gross premiums written	$3,294	$2,714	$1,958	$2,256	$2,759	$7,966	$7,538	$9,794
Net premiums written	2,207	1,735	1,285	1,519	1,445	5,227	4,278	5,797
Net premiums earned	2,299	1,604	1,346	1,511	1,444	5,249	4,140	5,651
Losses and loss expenses	1,838	1,233	994	1,030	1,026	4,065	2,888	3,918
Policy acquisition costs	176	143	136	178	165	455	447	625
Administrative expenses	153	147	148	154	112	448	407	561

Underwriting income	132	81	68	149	141	281	398	547

Net investment income	291	300	295	286	287	886	852	1,138
Net realized gains (losses)	(2)	21	(11)	254	(2)	8	163	417
Interest expense	4	3	4	3	6	11	6	9
Other income (expense)	(21)	(3)	16	1	20	(8)	21	22
Income tax expense	120	95	89	114	108	304	322	436

Net income	276	301	275	573	332	852	1,106	1,679

Net realized gains (losses)	(2)	21	(11)	254	(2)	8	163	417
Net realized gains (losses) in other income (expense)	(9)	3	24	3	20	18	21	24
Tax expense (benefit) on net realized gains (losses)	1	7	1	14	(2)	9	12	26

Income excluding net realized gains (losses) (1)	$288	$284	$263	$330	$312	$835	$934	$1,264

Combined ratio
Loss and loss expense ratio	80.0%	76.9%	73.8%	68.1%	71.0%	77.4%	69.8%	69.3%
Policy acquisition cost ratio	7.7%	8.9%	10.1%	11.8%	11.4%	8.7%	10.8%	11.1%
Administrative expense ratio	6.6%	9.2%	11.1%	10.2%	7.8%	8.6%	9.8%	9.9%

Combined ratio	94.3%	95.0%	95.0%	90.1%	90.2%	94.7%	90.4%	90.3%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$7	$—	$(12)	$1	$1	$(5)	$(5)	$(4)
Catastrophe losses	$119	$110	$76	$21	$17	$305	$122	$143
Prior period development - unfavorable (favorable) (2)	$(58)	$(71)	$(35)	$46	$(35)	$(164)	$(153)	$(107)
Loss and loss expense ratio excluding catastrophe losses and prior period development (2)	77.6%	74.4%	70.2%	63.7%	72.4%	74.7%	71.5%	69.4%

% Change versus prior year period
Net premiums written	53%	21%	-8%	7%	5%	22%	1%	3%
Net premiums earned	59%	21%	-2%	11%	-2%	27%	-4%	-1%

Other ratios
Net premiums written/gross premiums written	67%	64%	66%	67%	52%	66%	57%	59%

(1)	See Non-GAAP Financial Measures.
(2)	For Q3 2011, favorable prior period development is net of $13 million of net earned premium adjustments on loss sensitive policies.

Insurance-North American	Page 6

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - Overseas General

	3Q-11	2Q-11	1Q-11	4Q-10	3Q-10	YTD 2011	YTD 2010	Full Year 2010
Gross premiums written	$1,883	$1,937	$1,940	$1,750	$1,584	$5,760	$5,242	$6,992
Net premiums written	1,432	1,477	1,437	1,353	1,205	4,346	3,927	5,280
Net premiums earned	1,503	1,447	1,304	1,405	1,321	4,254	3,835	5,240
Losses and loss expenses	683	733	862	697	605	2,278	1,950	2,647
Policy benefits	—	—	—	—	—	—	4	4
Policy acquisition costs	370	348	312	346	326	1,030	905	1,251
Administrative expenses	237	242	224	227	204	703	613	840

Underwriting income (loss)	213	124	(94)	135	186	243	363	498

Net investment income	138	138	131	128	118	407	347	475
Net realized gains (losses)	1	(10)	(9)	21	32	(18)	102	123
Interest expense	2	1	1	1	—	4	—	1
Other income (expense)	(10)	5	2	8	4	(3)	5	13
Income tax expense	56	40	19	37	63	115	136	173

Net income	284	216	10	254	277	510	681	935

Net realized gains (losses)	1	(10)	(9)	21	32	(18)	102	123
Net realized gains (losses) in other income (expense)	(10)	1	5	7	9	(4)	15	22
Tax expense (benefit) on net realized gains (losses)	1	—	(3)	3	6	(2)	20	23

Income excluding net realized gains (losses) (1)	$294	$225	$11	$229	$242	$530	$584	$813

Combined ratio
Loss and loss expense ratio	45.4%	50.7%	66.1%	49.6%	45.8%	53.6%	50.9%	50.6%
Policy acquisition cost ratio	24.7%	24.0%	23.9%	24.6%	24.7%	24.2%	23.6%	23.9%
Administrative expense ratio	15.8%	16.7%	17.2%	16.1%	15.5%	16.5%	16.0%	16.0%

Combined ratio	85.9%	91.4%	107.2%	90.3%	86.0%	94.3%	90.5%	90.5%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$17	$3	$(63)	$—	$(7)	$(43)	$(33)	$(33)
Catastrophe losses	$34	$10	$187	$25	$25	$231	$107	$132
Prior period development - unfavorable (favorable)	$(126)	$(40)	$(44)	$(91)	$(117)	$(210)	$(199)	$(290)
Loss and loss expense ratio excluding catastrophe losses and prior period development	52.1%	52.9%	52.8%	54.4%	52.5%	52.5%	52.9%	53.3%

% Change versus prior year period
Net premiums written as reported	19%	14%	1%	0%	0%	11%	3%	3%
Net premiums earned as reported	14%	15%	4%	0%	0%	11%	2%	2%

Net premiums written constant $	8%	5%	1%	1%	1%	5%	0%	0%
Net premiums earned constant $	4%	5%	2%	1%	2%	4%	-1%	0%
Underwriting income constant $					$204		$388
Income excluding net realized gains (losses), constant $					$261		$616

Other ratios
Net premiums written/gross premiums written	76%	76%	74%	77%	76%	75%	75%	76%

(1)	See Non-GAAP Financial Measures.

Insurance-Overseas General	Page 7

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Global Reinsurance

	3Q-11	2Q-11	1Q-11	4Q-10	3Q-10	YTD 2011	YTD 2010	Full Year 2010
Gross premiums written	$254	$298	$330	$146	$281	$882	$1,000	$1,146
Net premiums written	250	282	315	143	272	847	932	1,075
Net premiums earned	240	254	260	268	271	754	803	1,071
Losses and loss expenses	94	112	279	127	137	485	391	518
Policy acquisition costs	50	47	46	51	51	143	153	204
Administrative expenses	12	14	12	14	14	38	41	55

Underwriting income (loss)	84	81	(77)	76	69	88	218	294

Net investment income	70	71	72	75	71	213	213	288
Net realized gains (losses)	(29)	(14)	(13)	24	10	(56)	69	93
Interest expense	—	1	—	—	—	1	—	—
Other income (expense)	(7)	(1)	6	7	10	(2)	16	23
Income tax expense	7	8	10	11	12	25	31	42

Net income (loss)	111	128	(22)	171	148	217	485	656

Net realized gains (losses)	(29)	(14)	(13)	24	10	(56)	69	93
Net realized gains (losses) in other income (expense)	(6)	(2)	4	6	10	(4)	15	21
Tax expense (benefit) on net realized gains (losses)	(1)	—	—	—	1	(1)	1	1

Income excluding net realized gains (losses) (1)	$145	$144	$(13)	$141	$129	$276	$402	$543

Combined ratio
Loss and loss expense ratio	39.2%	44.1%	107.3%	47.5%	50.4%	64.3%	48.7%	48.4%
Policy acquisition cost ratio	20.6%	18.5%	17.8%	19.0%	19.0%	18.9%	19.0%	19.0%
Administrative expense ratio	5.6%	5.3%	4.6%	5.2%	4.9%	5.2%	5.1%	5.1%

Combined ratio	65.4%	67.9%	129.7%	71.7%	74.3%	88.4%	72.8%	72.5%

Large losses and other items (before tax)
Reinstatement premiums collected	$2	$5	$1	$—	$—	$8	$2	$2
Catastrophe losses	$(6)	$22	$152	$5	$49	$168	$86	$91
Prior period development - unfavorable (favorable) (2)	$(10)	$(35)	$(14)	$(12)	$(49)	$(59)	$(94)	$(106)
Loss and loss expense ratio excluding catastrophe losses and prior period development (2)	49.1%	50.1%	54.4%	50.3%	50.2%	51.2%	49.9%	50.0%

% Change versus prior year period
Net premiums written	-8%	-2%	-15%	-1%	32%	-9%	4%	4%
Net premiums earned	-11%	-1%	-6%	6%	10%	-6%	11%	9%

Other ratios
Net premiums written/gross premiums written	99%	95%	95%	98%	97%	96%	93%	94%

(1)	See Non-GAAP Financial Measures.
(2)	For Q3 2011, favorable prior period development is net of $13 million of net earned premium adjustments on loss sensitive policies.

Global Reinsurance	Page 8

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Life

	3Q-11	2Q-11	1Q-11	4Q-10	3Q-10	YTD 2011	YTD 2010	Full Year 2010
Gross premiums written	$469	$474	$416	$413	$378	$1,359	$1,166	$1,579
Net premiums written	454	459	409	407	373	1,322	1,149	1,556
Net premiums earned	448	452	399	388	386	1,299	1,154	1,542
Losses and loss expenses	130	147	128	117	119	405	379	496
Policy benefits (1)	83	108	91	90	93	282	263	353
Losses from separate account assets (1)	39	—	—	—	—	39	—	—
Policy acquisition costs	70	66	61	65	65	197	192	257
Administrative expenses	77	72	68	57	59	217	171	228
Net investment income	60	59	46	43	43	165	129	172

Life underwriting income (2)	109	118	97	102	93	324	278	380

Net realized gains (losses):
Mark-to-market on guaranteed living benefits derivative (net of related hedges)	(706)	(67)	—	2	(60)	(773)	(180)	(178)
Foreign exchange gains (losses) and all other	(26)	(1)	(13)	3	(25)	(40)	(17)	(14)
Interest expense	3	3	3	3	—	9	—	3
Other income (expense) (1)	(8)	(8)	(5)	(9)	(5)	(21)	(11)	(20)
Income tax expense	13	14	13	16	16	40	46	62

Net income (loss)	(647)	25	63	79	(13)	(559)	24	103

Net realized gains (losses)	(732)	(68)	(13)	5	(85)	(813)	(197)	(192)
Net realized gains (losses) in other income (expense)	(2)	(1)	1	1	—	(2)	1	2
Tax expense on net realized gains (losses)	1	1	—	5	—	2	2	7

Income excluding net realized gains (losses) (3)	$88	$95	$75	$78	$72	$258	$222	$300

% Change versus prior year period
Net premiums written	22%	17%	6%	4%	0%	15%	6%	5%
Net premiums earned	16%	16%	5%	5%	7%	13%	9%	8%

(1)	Losses from separate account assets that do not qualify for separate account reporting under GAAP are reclassified from Other income (expense) for purposes of presenting Life underwriting income. The offsetting movement in the separate account liabilities is included in Policy benefits.
(2)	We assess the performance of our Life business based on Life underwriting income which includes Net investment income and Losses from separate account assets.
(3)	See Non-GAAP Financial Measures.

Life	Page 9

ACE Limited Variable Annuity (VA) Reinsurance Lines (in millions of U.S. dollars) (Unaudited)

	Estimated Annual Operating Income			Estimated Net Income / Book Value Accretion

	Scenario 1: Traditional Life Insurance Model Interest Rates Used by ACE to Calculate Operating Income

	S&P 500 Index	10-Year Treasury Yield	Operating Income	Realized Gain/(Loss)	Net Income / Book Value Accretion
9/30/2011	1,131	1.92%
9/30/2012	1,224	2.70%	$130-150	$230-260	$360-410
9/30/2013	1,324	3.28%	110-130	110-140	220-270
9/30/2014	1,433	3.72%	100-120	60-90	160-210

	Scenario 2: Fair Value Model “Risk-Neutral” Interest Rates

	S&P 500 Index	10-Year Treasury Yield	Operating Income	Realized Gain/(Loss)	Net Income / Book Value Accretion
9/30/2011	1,131	1.92%
9/30/2012	1,224	2.21%	$110-130	$20-50	$130-180
9/30/2013	1,324	2.45%	90-110	60-90	150-200
9/30/2014	1,433	2.68%	90-110	60-90	150-200

Explanation:

This exhibit shows the annual ranges of operating income and net income/book value accretion associated with the variable annuity reinsurance business for the next three years under two different interest rate assumptions. The upper table reflects expected interest rates currently used by the company to determine reserves for operating income purposes; the lower table reflects operating income using the “fair value” model interest rates required by derivatives accounting. Both tables use the same equity level assumptions used in the company’s calculation of operating income.

Notes:

•	Equity levels have a significantly greater impact on operating income.

•	Interest rates have a significantly greater impact on fair value.

•	As of Monday, October 24, the S&P 500 Index was 1,254.

Assumptions:

•	No changes in actuarial assumptions - mortality, lapse, annuitization

•	No change in current hedge program - realized gain is net of associated hedges

•	Full recognition in benefit reserves of year-on-year changes in equity and interest rate levels

Variable Annuity	Page 10

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars) (Unaudited)

	Unpaid Losses			Net Paid to Incurred Ratio
	Gross	Ceded	Net
Balance at December 31, 2009	$37,783	$12,745	$25,038
Losses and loss expenses incurred	2,544	623	1,921
Losses and loss expenses paid	(2,491)	(729)	(1,762)	92%
Other (incl. foreign exch. revaluation)	(285)	(79)	(206)

Balance at March 31, 2010	$37,551	$12,560	$24,991
Losses and loss expenses incurred	2,725	925	1,800
Losses and loss expenses paid	(2,824)	(976)	(1,848)	103%
Other (incl. foreign exch. revaluation)	(390)	(135)	(255)

Balance at June 30, 2010	$37,062	$12,374	$24,688
Losses and loss expenses incurred	3,236	1,349	1,887
Losses and loss expenses paid	(3,010)	(1,139)	(1,871)	99%
Other (incl. foreign exch. revaluation)	454	166	288

Balance at September 30, 2010	$37,742	$12,750	$24,992
Losses and loss expenses incurred	2,350	379	1,971
Losses and loss expenses paid	(2,954)	(1,022)	(1,932)	98%
Other (incl. foreign exch. revaluation)	253	42	211

Balance at December 31, 2010	$37,391	$12,149	$25,242
Losses and loss expenses incurred	3,820	1,557	2,263
Losses and loss expenses paid	(2,847)	(884)	(1,963)	87%
Other (incl. foreign exch. revaluation)	479	161	318

Balance at March 31, 2011	$38,843	$12,983	$25,860
Losses and loss expenses incurred	2,752	526	2,226
Losses and loss expenses paid	(2,730)	(872)	(1,858)	83%
Other (incl. foreign exch. revaluation)	86	30	56

Balance at June 30, 2011	$38,951	$12,667	$26,284
Losses and loss expenses incurred	3,207	462	2,745
Losses and loss expenses paid	(3,366)	(992)	(2,374)	86%
Other (incl. foreign exch. revaluation)	(316)	(95)	(221)

Balance at September 30, 2011	$38,476	$12,042	$26,434

Add net recoverable on paid losses	—	795	(795)

Balance including net recoverable on paid losses	$38,476	$12,837	$25,639

Loss Reserve Rollforward	Page 11

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division

	September 30 2011	June 30 2011	March 31 2011	December 31 2010
Reinsurance recoverable on paid losses and loss expenses
Active operations	$646	$563	$595	$579
Brandywine	227	250	313	281
Other Run-off	37	44	38	38

Total	$910	$857	$946	$898

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$10,222	$10,751	$10,893	$9,956
Brandywine	1,759	1,822	1,931	2,024
Other Run-off	451	467	503	523

Total	$12,432	$13,040	$13,327	$12,503

Gross reinsurance recoverable
Active operations	$10,868	$11,314	$11,488	$10,535
Brandywine	1,986	2,072	2,244	2,305
Other Run-off	488	511	541	561

Total	$13,342	$13,897	$14,273	$13,401

Provision for uncollectible reinsurance (1)
Active operations	$(310)	$(326)	$(323)	$(324)
Brandywine	(170)	(171)	(172)	(175)
Other Run-off	(25)	(25)	(29)	(31)

Total	$(505)	$(522)	$(524)	$(530)

Net reinsurance recoverable
Active operations	$10,558	$10,988	$11,165	$10,211
Brandywine	1,816	1,901	2,072	2,130
Other Run-off	463	486	512	530

Total	$12,837	$13,375	$13,749	$12,871

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance recoverables, net of collateral.

Reinsurance Recoverable	Page 12

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	September 30 2011		June 30 2011		March 31 2011		December 31 2010
Market Value
Fixed maturities available for sale	$41,577		$41,038		$38,718		$37,539
Fixed maturities held to maturity	8,873		9,078		9,202		9,461
Short-term investments	2,376		2,380		2,375		1,983

Total	$52,826		$52,496		$50,295		$48,983

Asset Allocation by Market Value
Treasury	$2,060	4%	$1,832	3%	$1,880	4%	$2,075	4%
Agency	1,640	3%	1,755	3%	1,946	4%	2,015	4%
Corporate and asset-backed	16,803	32%	16,805	32%	15,818	31%	15,900	33%
Mortgage-backed	13,821	26%	13,483	26%	12,880	25%	12,362	25%
Municipal (1)	2,741	5%	2,534	5%	2,453	5%	2,449	5%
Non-U.S.	13,385	25%	13,707	26%	12,943	26%	12,199	25%
Short-term investments	2,376	5%	2,380	5%	2,375	5%	1,983	4%

Total	$52,826	100%	$52,496	100%	$50,295	100%	$48,983	100%

Note: Insured municipal bonds represent $714 million, or 26% of our municipal bond holdings.

Credit Quality by Market Value
AAA	$9,495	18%	$25,331	48%	$24,636	49%	$23,718	48%
AA	21,105	40%	4,783	9%	4,543	9%	4,714	10%
A	9,923	19%	9,944	19%	8,847	18%	8,482	17%
BBB	5,883	11%	5,691	11%	5,583	11%	5,487	11%
BB	3,588	7%	3,667	7%	3,473	7%	3,357	7%
B	2,197	4%	2,389	5%	2,500	5%	2,393	5%
Other	635	1%	691	1%	713	1%	832	2%

Total	$52,826	100%	$52,496	100%	$50,295	100%	$48,983	100%

Cost/Amortized Cost
Fixed maturities available for sale	$40,334		$39,862		$37,750		$36,542
Fixed maturities held to maturity	8,731		9,033		9,270		9,501
Short-term investments	2,376		2,380		2,375		1,983

Subtotal	51,441		51,275		49,395		48,026
Equity securities	647		549		510		666
Other investments	1,970		1,916		1,613		1,511

Total	$54,058		$53,740		$51,518		$50,203

Avg. duration of fixed maturities	3.7 years		3.8 years		3.8 years		3.7 years
Avg. market yield of fixed maturities (2)	3.2%		3.4%		3.5%		3.6%
Avg. credit quality	A/Aa		AA		AA		AA
Avg. yield on invested assets (3)	4.3%		4.3%		4.3%		4.3%

(1)	The rating of the municipal portfolio is AA with 13% of our holdings pre-funded with AA/Aaa Federal securities. The portfolio is highly diversified predominantly in State general obligation bonds and essential service revenue bonds (education, utilities, water, power, sewers).
(2)	Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.
(3)	Net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Investments	Page 13

ACE Limited Investment Portfolio - 2 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Market Value at September 30, 2011
Agency residential mortgage-backed (RMBS)	$—	$11,550	$—	$—	$—	$11,550
Non-agency RMBS	250	41	14	22	573	900
Commercial mortgage-backed	1,333	22	13	3	—	1,371

Total mortgage-backed securities at market value	$1,583	$11,613	$27	$25	$573	$13,821

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Amortized Cost at September 30, 2011
Agency RMBS	$—	$11,110	$—	$—	$—	$11,110
Non-agency RMBS	259	45	16	24	719	1,063
Commercial mortgage-backed	1,281	19	13	3	—	1,316

Total mortgage-backed securities at amortized cost	$1,540	$11,174	$29	$27	$719	$13,489

Mortgage-backed securities total $13.8 billion, are rated predominantly AA and comprise 26% of the fixed income portfolio. This compares to a 35% mortgage-backed weighting in representative indices of the U.S. fixed income market. The minimum rating for initial purchases of mortgage-backed securities is AA for agency mortgages and AAA for non-agency mortgages.

Securities issued by Federal agencies with implied or explicit government guarantees total $11.6 billion and represent 93% of the residential mortgage-backed portfolio.

Non-agency residential mortgage-backed securities are backed by prime collateral, and broadly diversified in over 130,000 loans. The portfolio’s original loan-to-value ratio is approximately 69% with an average FICO score of 730. With this conservative loan-to-value ratio and subordinated collateral of 9%, the cumulative 5-year foreclosure rate would have to rise to 13% and real estate values would have to fall 12% from their current levels before principal is impaired. The current foreclosure rate of ACE’s non-agency RMBS portfolio is 9%.

Commercial mortgage-backed securities of $1.4 billion are rated predominantly AAA, broadly diversified with over 15,000 loans and seasoned with 64% of the portfolio issued before 2006 and 23% of the portfolio issued after 2009. The average loan-to-value ratio is approximately 67% with a debt service coverage ratio in excess of 1.6 and weighted average subordinated collateral of 32%. The cumulative foreclosure rate would have to rise to 42% before principal is impaired. The current foreclosure rate of the portfolio is about 2.5%.

Investments 2	Page 14

ACE Limited Investment Portfolio - 3 (in millions of U.S. dollars) (Unaudited)

U.S. Corporate and Asset-backed Fixed Income Portfolios

Market Value at September 30, 2011	S&P Credit Rating
	Investment Grade
	AAA	AA	A	BBB	Total
Asset-backed	$295	$95	$5	$5	$400
Banks	—	576	2,036	204	2,816
Basic Materials	—	1	91	241	333
Communications	—	—	665	791	1,456
Consumer, Cyclical	—	99	244	239	582
Consumer, Non-Cyclical	70	551	628	528	1,777
Diversified Financial Services	2	68	144	187	401
Energy	82	14	208	581	885
Industrial	—	461	338	164	963
Utilities	—	7	520	563	1,090
All Others	51	128	514	383	1,076

Total	$500	$2,000	$5,393	$3,886	$11,779

U.S. Investment Grade Corporate Fixed Income Portfolio

The average credit quality of ACE’s US investment grade bond portfolio is high at A.

ACE prohibits investments in complex structured securities (e.g. CDOs, CLOs) and over-the-counter derivatives and does not permit the use of portfolio leverage.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Market Value at September 30, 2011	S&P Credit Rating
	Below Investment Grade
	BB	B	CCC	Total
Asset-backed	$1	$12	$5	$18
Banks	5	32	—	37
Basic Materials	265	72	4	341
Communications	435	389	13	837
Consumer, Cyclical	342	306	13	661
Consumer, Non-Cyclical	630	414	8	1,052
Diversified Financial Services	17	30	3	50
Energy	686	197	6	889
Industrial	343	186	7	536
Utilities	238	46	5	289
All Others	165	145	4	314

Total	$3,127	$1,829	$68	$5,024

U.S. Below Investment Grade Corporate Fixed Income Portfolio

ACE manages high yield bonds as a distinct and separate asset class from investment grade bonds. ACE’s allocation to high yield bonds is explicitly set by internal management and is targeted to securities in the upper tier of credit quality (BB/B). Our minimum rating for initial purchase is BB/B.

Six external investment managers are responsible for high yield security selection and portfolio construction.

ACE’s high yield managers have a conservative approach to credit selection and very low historical default experience.

Securities holdings are highly diversified across industries and are subject to a 1.5% issuer limit as a percentage of high yield allocation. The portfolio comprises over 700 issuers with our largest current issuer exposure at $74 million. ACE monitors position limits on a daily basis through an internal compliance system.

Derivative and structured securities (e.g. credit default swaps, CLOs) are not permitted in high yield portfolios.

Investments 3	Page 15

ACE Limited Investment Portfolio - 4 (in millions of U.S. dollars) (Unaudited)

Non-U.S. Fixed Income Portfolio

Market Value at September 30, 2011

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$1,100	$2	$—	$—	$—	$1,102
Canada	935	—	—	—	—	935
Republic of Korea	—	—	415	—	—	415
Japan	—	410	—	—	—	410
Germany	328	—	—	—	—	328
Province of Ontario	—	235	—	—	—	235
Federative Republic of Brazil	—	—	—	205	—	205
France	170	—	—	—	—	170
Swiss Confederation	152	—	—	—	—	152
Province of Quebec	—	—	141	—	—	141
Kingdom of Thailand	—	2	122	8	—	132
Federation of Malaysia	—	—	122	—	—	122
State of Queensland	72	38	—	—	—	110
Commonwealth of Australia	100	—	—	—	—	100
People’s Republic of China	55	38	—	—	—	93
United Mexican States	1	—	34	51	—	86
State of New South Wales	67	—	—	—	—	67
Taiwan	—	54	—	—	—	54
State of Victoria	49	—	—	—	—	49
Republic of Austria	45	—	—	—	—	45
Arab Republic of Egypt	—	23	—	—	18	41
State of Qatar	—	38	—	—	—	38
Dominion of New Zealand	1	36	—	—	—	37
Province of Manitoba	—	35	—	—	—	35
Province of British Columbia	33	—	—	—	—	33
Other Non-U.S. Government	164	121	58	54	53	450

Non-U.S. Government Securities	$3,272	$1,032	$892	$318	$71	$5,585
Eurozone Non-U.S. Corporate (1)	834	356	434	470	297	2,391
Other Non-U.S. Corporate	827	792	2,254	1,114	422	5,409

	$4,933	$2,180	$3,580	$1,902	$790	$13,385

(1)	Excludes United Kingdom

Non-U.S. Fixed Income Portfolio

ACE’s non-U.S. investment grade fixed income portfolios are currency-matched with the insurance liabilities of ACE’s non-U.S. operations.

80% of ACE’s non-U.S. fixed income is denominated in G7 currencies.

Average credit quality of non-U.S. fixed income securities is very high at AA and 54% of holdings are rated AAA or guaranteed by governments or quasi-government agencies.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Investments 4	Page 16

ACE Limited Investment Portfolio - 5 (in millions of U.S. dollars) (Unaudited)

Eurozone Non-U.S. Fixed Income Portfolio (Excluding United Kingdom)

Market Value at September 30, 2011	Industry
	Bank	Financial	Industrial	Utility	Total
Netherlands	$188	$145	$230	$129	$692
France	151	39	98	137	425
Germany	285	22	62	8	377
Luxembourg	27	1	228	93	349
Euro Supranational	209	—	—	—	209
Spain	57	4	56	6	123
Ireland	21	—	74	19	114
Italy	32	1	15	2	50
Austria	21	—	4	—	25
Finland	7	—	3	3	13
Belgium	—	—	12	1	13
Portugal	—	—	1	—	1

Eurozone Non-U.S. Corporate Securities	$998	$212	$783	$398	$2,391

Note: ACE has no investments in Greece

Top 10 Exposures - Eurozone Banks (Excluding United Kingdom)

September 30, 2011	Market Value	Rating
European Investment Bank	$189	AAA
KFW	173	AAA
Rabobank Nederland NV	95	AAA
Deutsche Bank AG	47	A+
BNP Paribas SA	35	AA-
Credit Agricole Groupe	32	A+
Bank Nederlandse Gemeenten	30	AAA
Intesa Sanpaolo SpA	26	A
Banco Santander SA	25	AA-
Groupe BPCE	25	A+

Top 10 Exposures - Eurozone Corporate (Excluding United Kingdom)

September 30, 2011	Market Value	Rating
ING Groep NV	$82	A
EDF SA	79	AA-
Deutsche Telekom AG	73	BBB+
Royal Dutch Shell PLC	62	AA
Telecom Italia SpA	50	BBB
Telefonica SA	46	BBB+
Intelsat SA	45	B
Gazprom OAO	42	BBB
France Telecom SA	36	A-
ArcelorMittal	36	BBB-

Investments 5	Page 17

ACE Limited Investment Portfolio - 6 (in millions of U.S. dollars) (Unaudited)

Investment portfolio

Top 25 Exposures - Fixed Maturity Investments

	September 30, 2011		Rating
1	JP Morgan Chase & Co	$453	A+
2	General Electric Co	436	AA+
3	Citigroup Inc	359	A
4	Morgan Stanley	327	A
5	Goldman Sachs Group Inc/The	316	A
6	Verizon Communications Inc	314	A-
7	Bank of America Corp	302	A
8	AT&T INC	259	A-
9	Wells Fargo & Co	222	AA-
10	HSBC Holdings Plc	208	AA-
11	Lloyds Banking Group Plc	208	A
12	Comcast Corp	169	BBB+
13	Kraft Foods Inc	166	BBB
14	Royal Bank of Scotland Group PLC	160	A
15	Credit Suisse Group	148	A
16	Time Warner Cable Inc	146	BBB
17	ConocoPhillips	132	A
18	American Express Co	120	BBB+
19	Pfizer Inc	119	AA
20	Enterprise Products Partners LP	118	BBB-
21	Dominion Resources Inc/VA	115	A-
22	BP PLC	115	A
23	Anheuser-Busch InBev NV	114	A-
24	Barclays PLC	112	A+
25	UBS AG	111	A+

Investments 6	Page 18

ACE Limited Investment Portfolio - 7 (in millions of U.S. dollars) (Unaudited)

	Three months ended September 30, 2011
	Realized		Unrealized			Unrealized
	Gains		Gains		Net	Gains/(Losses)
	(Losses)		(Losses)		Impact	Balance
Fixed maturities
Investment Grade
US	$(64	) (1)	$334		$270	$1,054
Non US	32		60		92	234

Total Investment Grade	(32)		394		362	1,288
Below Investment Grade	6		(313)		(307)	(20)
Convertible Bonds	(43	) (2)	—		(43)	—

Total Fixed Maturities	(69)		81		12	1,268

Public and Private Equity
Public Equity	(2)		(59	) (3)	(61)	(26)
Private Equity	(24)		(14)		(38)	221

Total Equity	(26)		(73)		(99)	195

Total Portfolio	$(95)		$8		$(87)	$1,463

(1)	Realized loss primarily reflects the mark to market impact of exchange traded fixed income futures and options.
(2)	Realized loss primarily reflects the impact of changes in the market value of convertible bonds because the Company treats these as derivatives and recognizes the impact in realized gains (losses).
(3)	Net loss reflects the impact of changes in the market value of an Emerging Market bond fund and publicly traded equity securities.

Investments 7	Page 19

ACE Limited Net Realized and Unrealized Gains (Losses) (in millions of U.S. dollars) (Unaudited)

	Three months ended September 30, 2011			Nine months ended September 30, 2011
	Net Realized	Net Unrealized		Net Realized	Net Unrealized
	Gains	Gains	Net	Gains	Gains	Net
	(Losses) (1)	(Losses)	Impact	(Losses) (1)	(Losses)	Impact
Fixed maturities	$20	$81	$101	$143	$244	$387
Fixed income derivatives	(89)	—	(89)	(157)	—	(157)

Total fixed maturities	(69)	81	12	(14)	244	230

Public equity	(2)	(59)	(61)	9	(51)	(42)
Private equity	(24)	(14)	(38)	6	42	48

Total equity	(26)	(73)	(99)	15	(9)	6

Mark-to-market gains (losses) from derivative transactions (2)	(704)	—	(704)	(774)	—	(774)
Foreign exchange gains (losses)	20	—	20	(89)	—	(89)
Other	(5)	(4)	(9)	(7)	2	(5)
Partially-owned entities (3)	(4)	—	(4)	(1)	2	1
Income tax expense	2	52	54	8	112	120

Net gains (losses)	$(790)	$(48)	$(838)	$(878)	$127	$(751)

(1)	Other-than-temporary impairments for the quarter includes $19 million for fixed maturities and $1 million for public equity. Year to date other-than-temporary impairments of $32 million include $28 million for fixed maturities, $3 million for private equity, and $1 million for public equity.
(2)	Includes $706 million of realized losses on the life reinsurance operations for the quarter which comprises a $926 million loss on guaranteed living benefit derivatives and $220 million of gains on other derivatives, including S&P put options and futures.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

	Three months ended September 30, 2010			Nine months ended September 30, 2010
	Net Realized	Net Unrealized		Net Realized	Net Unrealized
	Gains	Gains	Net	Gains	Gains	Net
	(Losses) (4)	(Losses)	Impact	(Losses) (4)	(Losses)	Impact
Fixed maturities	$113	$795	$908	$271	$1,626	$1,897
Fixed income derivatives	(1)	—	(1)	23	—	23

Total fixed maturities	112	795	907	294	1,626	1,920

Public Equity	7	14	21	84	(41)	43
Private equity	41	19	60	38	52	90

Total equity	48	33	81	122	11	133

Mark-to-market gains (losses) from derivative transactions (5)	(74)	—	(74)	(199)	—	(199)
Foreign exchange gains (losses)	(87)	—	(87)	(36)	—	(36)
Other	(8)	3	(5)	(3)	40	37
Partially-owned entities (6)	(2)	2	—	1	—	1
Income tax expense	2	153	155	27	366	393

Net gains (losses)	$(13)	$680	$667	$152	$1,311	$1,463

(4)	Other-than-temporary impairments for the quarter include $19 million for fixed maturities. Year to date other-than-temporary impairments of $55 million include $42 million for fixed maturities and $13 million for private equity.
(5)	Includes $60 million of realized losses on the life reinsurance operations for the quarter which comprises a $50 million gain on guaranteed living benefit derivatives and $110 million of losses on other derivatives, including S&P put options and futures.
(6)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Investment Gains (Losses)	Page 20

ACE Limited Capital Structure (in millions of U.S. dollars) (Unaudited)

	September 30	June 30	March 31	December 31	December 31
	2011	2011	2011	2010	2009
Total short-term debt (1)	$1,250	$1,400	$1,401	$1,300	$161
Total long-term debt	3,360	3,360	3,358	3,358	3,158

Total debt	$4,610	$4,760	$4,759	$4,658	$3,319

Total trust preferred securities	$309	$309	$309	$309	$309

Total shareholders’ equity	$23,750	$24,113	$23,376	$22,974	$19,667

Total capitalization	$28,669	$29,182	$28,444	$27,941	$23,295
Tangible capital (2)	$23,852	$24,324	$23,715	$23,277	$19,364

Leverage ratios
Debt/ total capitalization	16.1%	16.3%	16.7%	16.7%	14.2%
Debt plus trust preferred securities/ total capitalization	17.2%	17.4%	17.8%	17.8%	15.6%
Debt/ tangible capital	19.3%	19.6%	20.1%	20.0%	17.1%
Debt plus trust preferred securities/ tangible capital	20.6%	20.8%	21.4%	21.3%	18.7%

Note: As of September 30, 2011, there was $1.3 billion usage of credit facilities on a total commitment of $2.4 billion.

(1)	Repurchase agreements in the amount of $1.01 billion matured during the quarter, and there were new repurchase agreements in the amount of $860 million.
(2)	Tangible capital is equal to total capitalization less goodwill and other intangible assets.

Capital Structure	Page 21

ACE Limited Computation of Basic and Diluted Earnings Per Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

	Three months ended September 30		Nine months ended September 30
	2011	2010	2011	2010
Numerator
Income to common shares, excl. net realized gains (losses) (1)	$759	$688	$1,713	$1,955
Net realized gains (losses), net of income tax	(790)	(13)	(878)	152

Net income available to the holders of common shares	$(31)	$675	$835	$2,107

Rollforward of Common Shares Outstanding
Shares - beginning of period	337,912,324	338,755,604	334,942,852	336,524,657
Repurchase of shares	(1,597,432)	—	(1,597,432)	—
Issued under employee stock purchase plan	2,689	122,807	202,440	240,979
Shares (cancelled) granted	(55,936)	(82,212)	1,140,721	1,671,822
Issued for option exercises	128,648	433,223	1,701,712	791,964

Shares - end of period	336,390,293	339,229,422	336,390,293	339,229,422

Denominator
Weighted average shares outstanding	338,385,734	340,218,717	338,139,477	339,527,671
Effect of other dilutive securities (2)	2,464,705	1,636,802	2,733,434	1,314,662

Adj. wtd. avg. shares outstanding and assumed conversions	340,850,439	341,855,519	340,872,911	340,842,333

Basic earnings per share
Income excluding net realized gains (losses) (1)	$2.24	$2.02	$5.06	$5.76
Net realized gains (losses), net of income tax	(2.33)	(0.04)	(2.59)	0.45

Net income (loss)	$(0.09)	$1.98	$2.47	$6.21

Diluted earnings per share
Income excluding net realized gains (losses) (1)	$2.22	$2.01	$5.02	$5.73
Net realized gains (losses), net of income tax	(2.31)	(0.04)	(2.57)	0.45

Net income (loss) (2)	$(0.09)	$1.97	$2.45	$6.18

(1)	See Non-GAAP Financial Measures.
(2)	For the three months ended September 30, 2011, weighted-average shares outstanding used to calculate net loss per share excludes the effect of dilutive securities. In periods where a net loss is recognized, inclusion of incremental dilution is anti-dilutive.

Earnings per share	Page 22

ACE Limited Non-GAAP Financial Measures (in millions of U.S. dollars) (Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP). A reconciliation of book value per common share is provided on the next page.

In presenting our segment operating results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and net realized gains (losses). Life underwriting income includes net investment income and gains (losses) from separate account assets that do not qualify for separate account reporting under GAAP.

Income excluding net realized gains (losses) and the related tax expense (benefit) is a common performance measurement and non-GAAP measure. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) and net realized gains (losses) included in other income (expense) related to partially owned entities because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. Income excluding net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with GAAP.

The following table presents the reconciliation of Net income to Income excluding net realized gains (losses):

	3Q-11	2Q-11	1Q-11	4Q-10	3Q-10	YTD 2011	YTD 2010	Full Year 2010
Net income, as reported	$(31)	$607	$259	$1,001	$675	$835	$2,107	$3,108
Net realized gains (losses)	(760)	(73)	(45)	305	(50)	(878)	127	432
Net realized gains (losses) in other income (expense) (1)	(28)	2	34	17	39	8	52	69
Income tax expense (benefit) on net realized gains (losses)	2	8	(2)	23	2	8	27	50

Income excluding net realized gains (losses)	$759	$686	$268	$702	$688	$1,713	$1,955	$2,657

(1)	Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Reconciliation Non-GAAP	Page 23

ACE Limited Book Value and Book Value per Common Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

Reconciliation of Book Value per Common Share

	September 30	June 30	March 31	December 31	September 30
	2011	2011	2011	2010	2010
Shareholders’ equity	$23,750	$24,113	$23,376	$22,974	$22,845
Less: goodwill and other intangible assets	4,817	4,858	4,729	4,664	3,906

Numerator for tangible book value per share	$18,933	$19,255	$18,647	$18,310	$18,939

Denominator	336,390,293	337,912,324	337,173,864	334,942,852	339,229,422

Book value per common share	$70.60	$71.36	$69.33	$68.59	$67.34
Tangible book value per common share	$56.28	$56.98	$55.31	$54.66	$55.83

Reconciliation of Book Value

Shareholders’ equity, beginning of quarter	$24,113	$23,376	$22,974	$22,845	$21,410
Income excluding net realized gains (losses)	759	686	268	702	688
Net realized gains (losses), net of tax	(790)	(79)	(9)	299	(13)
Net unrealized gains (losses), net of tax	(48)	151	24	(569)	680
Repurchase of shares	(100)	—	—	(303)	—
Dividend declared on common shares	(117)	(119)	(113)	(113)	(112)
Cumulative translation, net of tax	(105)	56	168	47	140
Pension liability	3	—	(4)	6	(4)
Other (1)	35	42	68	60	56

	$23,750	$24,113	$23,376	$22,974	$22,845

(1)	Other primarily includes proceeds from exercise of stock options and stock compensation.

Reconciliation Book Value	Page 24

ACE Limited Glossary

ACE Limited Consolidated comprises all segments including Corporate and Other.

Annualized return on ordinary shareholders’ equity (ROE): Income excluding net realized gains (losses) divided by average shareholders’ equity for the period excluding unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity. To annualize a quarterly rate multiply by four.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Combined Insurance: Combined Insurance Company of America, acquired April 1, 2008.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business. Calculated on a GAAP basis.

Effective tax rate: Income tax expense divided by the sum of income tax expense and income excluding net realized gains (losses).

G7: A group of seven industrialized nations including Canada, France, Germany, Italy, Japan, United Kingdom, and the United States.

Life underwriting income: Net premiums earned and net investment income less policy benefits, acquisition costs, and administrative expenses. In addition, Life underwriting income includes gains/losses from separate account assets that do not qualify for separate account reporting under GAAP.

NM: Not meaningful.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

Glossary	Page 25